                                POWER OF ATTORNEY

     Know all by these present, that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust, Inc., successor to Forest City Enterprises, Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

     Executed on this 7th day of January, 2016.

     /s/ Ronald Ratner
     --------------------------------
     Name: Ronald Ratner

     Capacity: See Exhibit A

                                    Exhibit A

     i.) Individually

     ii.) Trustee:
             Ronald Ratner 1986 Revocable Trust Agreement

     ->      Kevin Ratner 1986 Trust Agreement dated December 18, 1986

             Charles Ratner Trust Agreement dated December 5, 1983 FBO
             Kevin Ratner

             Rachel Ratner 1988 Trust Agreement dated November 26, 1988

             Jonathan Ratner 1992 Trust Agreement dated January 2, 1992

             James Ratner Revocable Trust Agreement dated December 4, 1981

             James Ratner Trust Agreement dated December 5, 1983 FBO
             Austin Ratner

             James Ratner Trust Agreement dated December 5, 1983 FBO
             Daniel G. Ratner

             James Ratner 1986 Family Trust Agreement dated December 18, 1986
             FBO Daniel G. Ratner

             Mark Ratner Trust Agreement dated December 5, 1983 FBO
             Daniel E. Ratner

             Mark Ratner Trust Agreement dated December 5, 1983 FBO
             Stacy Ratner

     iii.) Trust Advisor:

             Max Ratner Grandchildren's Trust dated 12/21/1998

             Max Ratner Family 1999 Revocable Trust dated 12/21/1988

             Max Ratner 1999 Family Revocable Trust

     iv.) General Partner of RMS, Ltd.

                                POWER OF ATTORNEY

     Know all by these present, that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust, Inc., successor to Forest City Enterprises, Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by hereof.

     Executed on this 11 day of JAN, 2016.

     /s/ Kevin Ratner
     ---------------------------------
     Name: Kevin Ratner

     Capacity: See Exhibit A

                                    Exhibit A

     i.) Individually.

     ii.) Trustee.

->   Kevin Ratner 1986 Trust Agreement dated December 18, 1986

     Charles Ratner and Ilana Horowitz Ratner 2004 Trust Agreement dated
     April12, 2004 FBO Max Ratner

     Charles Ratner and Ilana Horowitz Ratner 2004 Trust Agreement dated
     April 12, 2004 FBO Ezra Ratner

     Rachel Ratner 20061rrevocable Trust Agreement dated January 1, 2006 FBO
     Avra Greenspan

     Rachel Ratner 2006 Irrevocable Trust Agreement dated January 1, 2006 FBO
     Dahlia Greenspan